UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TIMBERLINE RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)
(Name of Person(a) Filing Proxy Statement, if other than the Registrant)

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TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d'Alene, Idaho 83814
Notice of Special Meeting of Stockholders December 1, 2018

To all Stockholders of Timberline Resources Corporation:

You are invited to attend the Special Meeting (the "Meeting") of Stockholders ("Stockholders") of Timberline Resources Corporation (the "Company" or "Timberline").  The Meeting will be held at 10:00 a.m. local time on December 1, 2018 at Timberline's corporate office, 101 East Lakeside Avenue, Coeur d'Alene, Idaho, 83814.  The purposes of the Meeting are:

1.	To ratify the appointment of Timberline's independent registered public accounting firm for the fiscal year ended September 30, 2019;

2.	To approve the adoption of the Company's 2018 Stock and Incentive Plan;

3.
To approve, for purposes of complying with the rules of the TSX Venture Exchange, the purchase of shares of common stock of the Company by Americas Gold Exploration Inc., of which Donald McDowell, a director of the Company is the principal shareholder, the Company's Vice President of Corporate Development and a director of the Company, the result of which will be Mr. McDowell owning over 20% of the Company's issued and outstanding shares of common stock;

4.
To approve an amendment the Company's Certificate of Incorporation to change the name of the Company from "Timberline Resources Corporation" to a name to be selected by the Board of Directors of the Company; and

5.	Any other business that may properly come before the Meeting.

The Board has fixed October 2, 2018 as the record date for the Meeting.  Only Stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Meeting.  A list of Stockholders as of October 2, 2018, will be available at the Meeting for inspection by any Stockholder.  Stockholders will need to register at the Meeting to attend the Meeting.  If your shares of Timberline common stock ("Timberline Shares") are not registered in your name, you will need to bring proof of your ownership of those Timberline Shares to the meeting in order to register to attend and vote.  You should ask the broker, bank or other institution that holds your Timberline Shares to provide you with proper proxy documentation that shows your ownership of Timberline Shares as of October 2, 2018 and your right to vote such Timberline Shares at the Meeting.  Please bring that documentation to the Meeting.

IMPORTANT

Whether or not you expect to attend the Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your Timberline Shares in person.
By Order of the Board of Directors
/s/ Steven Osterberg
Steven Osterberg, Chief Executive Officer
Dated: October 22, 2018

TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d'Alene, Idaho 83814
Proxy Statement for Special Meeting of Stockholders To Be Held December 1, 2018, 10:00 A.M. Local Time Timberline Resources Corporate Office 101 East Lakeside Avenue, Coeur d'Alene, Idaho 83814

Unless the context requires otherwise, references in this Proxy Statement to "Timberline Resources," "Timberline," "we," "us," "Company" or "our" refers to Timberline Resources Corporation.

The Special Meeting (the "Meeting") of Stockholders of Timberline Resources (the "Stockholders" or "stockholders") will be held on December 1, 2018, at Timberline's corporate office, 101 East Lakeside Avenue, Coeur d'Alene, Idaho, 83814, at 10:00 a.m. local time.  The purposes of the Meeting are:

1.	To ratify the appointment of Timberline's independent registered public accounting firm for the fiscal year ended September 30, 2019;

2.	To approve the adoption of the Company's 2018 Stock and Incentive Plan (the "2018 Incentive Plan");

3.
To approve for purposes of complying with the rules of the TSX Venture Exchange, the purchase of shares of common stock of the Company by Americas Gold Exploration Inc. ("AGEI"), of which Donald McDowell, a director of the Company, is the principal shareholder, the Company's Vice President of Corporate Development and a director of the Company, the result of which will be Mr. McDowell owning over 20% of the Company's issued and outstanding shares of common stock (the "AGEI Securities Purchase");

4.
To approve an amendment the Company's Certificate of Incorporation to change the name of the Company from "Timberline Resources Corporation" to a name to be selected by the Board of Directors of the Company (the "Name Change"); and

5.	Any other business that may properly come before the Meeting.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Board of Directors of proxies for the Meeting.  Timberline anticipates that this Proxy Statement and the form of proxy, attached to this Proxy Statement as Appendix A, will first be made available to holders of shares of the Timberline common stock ("Timberline Shares") on or before October 22, 2018.

You are invited to attend the Meeting at the above stated time and location.  If you plan to attend and your Timberline Shares are held in "street name" – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your Timberline Shares by completing a proxy card online, completing and returning a proxy card provided to you by mail or e-mail or, if you hold shares in "street name," by completing the voting form provided by the broker, bank or other nominee.

ii

The Timberline Shares are the only type of security entitled to vote at the Meeting.  Our corporate bylaws define a quorum as the presence in person or by proxy of one-third of the issued and outstanding Timberline Shares.  The approval of a majority of the votes actually cast for each matter at the Meeting, whether in person or by proxy, is required to ratify the appointment of Timberline's independent registered public accounting firm, approve the adoption of the 2018 Incentive Plan, and approve the AEGI Stock Purchase. The approval of a majority of the issued and outstanding Timberline Shares is required to approve the Name Change.

Proxy Solicitation

The proxy solicitation is being made primarily over the internet and by mail, although proxies may be solicited by personal interview, telephone, internet, letter, e-mail or otherwise. Certain of our directors, officers and other employees, without additional compensation, may participate in the solicitation of proxies. We will pay the cost of this solicitation, including the reasonable charges and expenses of brokerage firms and others who forward solicitation materials to beneficial owners of Timberline Shares.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to Be Held at  101 East Lakeside Avenue, Coeur d'Alene, Idaho, 83814 on December 1, 2018

Under rules adopted by the United States Securities and Exchange Commission (the "SEC"), we are now furnishing proxy materials on the Internet pursuant to so-called "notice and access rules." Instructions on how to access and review the proxy materials, which include this Proxy Statement and the accompanying form of proxy, on the Internet can be found on the notice of access card sent to shareholders by the Company or in the voting instructions form you receive from your intermediary. These materials can also be accessed on the Internet at www.timberlineresources.co/meetings/. Directions for attending the Meeting can also be found at this website.
The Company will provide to any Stockholders, upon request, one copy of any of the following documents:
(a)	this Proxy Statement; and
(b)	the Form of Proxy.
Copies of the foregoing documents are also available on the Corporation's website at www.timberlineresources.co/meetings/ and copies of the above documents will be provided by the Corporate Secretary, upon request, by mail at 101 East Lakeside Avenue, Coeur d'Alene, Idaho, 83814; by phone at (208) 664-4859; or by email at proxy@timberline-resources.com, free of charge to Stockholders of the Company.  The Company may require the payment of a reasonable charge from any person or corporation who is not a Stockholder of the Company and who requests a copy of any such document.

iii

TABLE OF CONTENTS
INFORMATION CONTAINED IN THIS PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	7
PROPOSAL 1 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
PROPOSAL 2 — APPROVAL OF THE ADOPTION OF THE 2018 INCENTIVE PLAN	12
EXECUTIVE COMPENSATION	20
PROPOSAL 3 — AGEI STOCK PURCHASE PROPOSAL	27
PROPOSAL 4 — APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT NAME CHANGE	28
OTHER MATTERS	29
APPENDICES	29

INFORMATION CONTAINED IN THIS PROXY STATEMENT
The information contained in this Proxy Statement, unless otherwise indicated, is given as of October 5, 2018.

No person has been authorized to give any information or to make any representation in connection with the matters being considered herein on behalf of Timberline other than those contained in this Proxy Statement and, if given or made, such information or representation should not be considered or relied upon as having been authorized.  Information contained in this Proxy Statement should not be construed as legal, tax or financial advice and Stockholders are urged to consult their own professional advisors in connection with the matters considered in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING
Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a Stockholder of record at the close of business on October 2, 2018 and are entitled to vote at the Meeting.  This Proxy Statement describes issues on which Timberline would like you, as a Stockholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Meeting to vote your Timberline Shares.

When you sign the proxy card you appoint Steven Osterberg, President and Chief Executive Officer of Timberline, and Ted Sharp, Chief Financial Officer of Timberline, as your representatives at the Meeting.  As your representatives, they will vote your Timberline Shares at the Meeting (or any adjournments or postponements) as you have instructed on your proxy card.  With proxy voting, your Timberline Shares will be voted whether or not you attend the Meeting.  Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If an issue properly comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representative will vote your Timberline Shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed October 2, 2018 as the record date for the Meeting.  Only holders of Timberline Shares as of the close of business on that date will be entitled to vote at the Meeting.

How many Timberline Shares are outstanding?

As of October 2, 2018, Timberline had 53,527,819 Timberline Shares issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.	To approve the adoption of the Company's 2018 Stock and Incentive Plan (the "2018 Incentive Plan");

2.
To approve for purposes of complying with the rules of the TSX Venture Exchange, the purchase of shares of common stock of the Company by AGEI, of which Donald McDowell, a director of the Company, is the principal shareholder, the Company's Vice President of Corporate Development and a director of the Company, the result of which will be Mr. McDowell owning over 20% of the Company's issued and outstanding shares of common stock (the "AGEI Securities Purchase");

3.
To approve an amendment the Company's Certificate of Incorporation to change the name of the Company from "Timberline Resources Corporation" to a name to be selected by the Board of Directors of the Company (the "Name Change"); and

4.	Any other business that may properly come before the Meeting.

How many votes do I get?

Each Timberline Share is entitled to one vote.  Dissenters' rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR the ratification of the appointment of our independent registered public accounting firm, FOR the approval of the 2018 Incentive Plan, FOR the approval of the AGEI Securities Purchase and FOR the approval of the name change.

How do I vote?

You have several voting options. You may vote by:

–	Completing your proxy card over the internet at the following website: www.proxyvote.com;

–	Downloading or requesting a proxy card (as detailed below), signing your proxy card and mailing it to the attention of: Vote processing, c/o Broadridge, 51 Mercedes Way, Englewood, New York 11717;

–	Signing and faxing your proxy card to the number provided on the proxy card; or

–	Attending the Meeting and voting in person.

If your Timberline Shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of Timberline Shares held in a "street name" and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the Timberline Shares in your account.  You are also invited to attend the Meeting.  However, since you are not the stockholder of record, you may not vote your Timberline Shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can Stockholders vote in person at the Meeting?

Timberline will pass out written ballots to anyone who wants to vote at the Meeting.  If you hold your Timberline Shares through a brokerage account but do not have a physical share certificate, or the Timberline Shares are registered in someone else's name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Meeting.

What if I want a paper copy of these proxy materials?

Please send a written request to our offices at the address below, email us at proxy@timberline-resources.com or call us toll free at (866) 513-4859 to request a copy of the proxy materials.

Send requests to:
Timberline Resources Corporation
101 East Lakeside Avenue
Coeur d'Alene, Idaho 83814

Attention:  Steven Osterberg
 Chief Executive Officer

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting.  You may do this by:

–
Signing another proxy with a later date and mailing it to the attention of: Steven Osterberg, Chief Executive Officer, at 101 E. Lakeside Avenue, Coeur d'Alene, ID 83814, so long as it is received prior to 2:00PM Pacific daylight time on November 28, 2018;

–
Delivering a written notice of the revocation of your proxy to the attention of: Steven Osterberg, Chief Executive Officer, at 101 E. Lakeside Avenue, Coeur d'Alene, ID 83814, so long as it is received prior to 2:00PM Pacific daylight time on November 28, 2018; or

–	Voting in person at the Meeting.

Beneficial stockholders should refer to the instructions received from their stockbroker or the registered holder of the Timberline Shares if they wish to change their vote.

How many votes do you need to hold the Meeting?

To conduct the Meeting, Timberline must have a quorum, which means one-third of the outstanding voting shares of Timberline as of the record date must be present at the Meeting.  Timberline Shares are the only type of security entitled to vote at the Meeting.  Based on 53,527,819 voting shares outstanding as of the record date of October 2, 2018, 17,842,607 Timberline Shares must be present at the Meeting, in person or by proxy, for there to be a quorum.  Your Timberline Shares will be counted as present at the Meeting if you:

–	Submit a properly executed proxy card (even if you do not provide voting instructions); or

–	Attend the Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Timberline's bylaws state that abstentions are not considered as votes cast for or against a proposal or as a vote withheld for any director nominee.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding Timberline Shares in street name for their customers, are generally required to vote the Timberline Shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the Timberline Shares on routine matters but not on non-routine matters.  The ratification of the appointment of Timberline's independent registered public accounting firm for the fiscal year of 2019 and the Name Change are considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.  The approval of the 2018 Incentive Plan and the AGEI Securities Purchase are non-routine matters and brokers will not be permitted to vote Timberline Shares in street name for their customers without direction.

The absence of a vote on a non-routine matter is referred to as a broker non-vote.  Any Timberline Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) are not considered votes cast for or against a proposal and will not affect the outcome of any proposal that requires the majority of votes cast on the matter at the Meeting to be approved.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if a majority of the votes cast, either in person or by proxy, at the Meeting on this proposal vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will not count as a vote cast for or against this proposal.

How many votes are needed to approve the adoption of the 2018 Incentive Plan?

The adoption of the 2018 Incentive Plan will be approved if a majority of the votes cast, either in person or by proxy, at the Meeting on this proposal vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will not count as a vote cast for or against this proposal.

How many votes are needed approve the AGEI Securities Purchase?

The AGEI Securities Purchase will be approved if a majority of the votes cast, either in person or by proxy, at the Meeting on this proposal vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will not count as a vote cast for or against this proposal.

How many votes are needed approve the Name Change?

The Name Change will be approved if a majority of the issued and outstanding Timberline Shares vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will count the same as a vote AGAINST this proposal.

Will my Timberline Shares be voted if I do not sign and return my Proxy Card?

If your Timberline Shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your Timberline Shares will not be voted at the meeting.  See "What effect does a broker non-vote have?" above for a discussion of the matters on which your brokerage firm may vote your Timberline Shares.

If your Timberline Shares are registered in your name, and you do not complete your proxy card over the internet or sign and return your proxy card, your Timberline Shares will not be voted at the Meeting unless you attend the Meeting and vote your Timberline Shares in person.

Where can I find the voting results of the Meeting?

Timberline will publish the final results in a Current Report on Form 8-K with the SEC within four (4) business days of the Meeting.

Who will pay for the costs of soliciting proxies?

Timberline will bear the cost of soliciting proxies.  In an effort to have as large a representation at the meeting as possible, Timberline's directors, officers and employees may solicit proxies by telephone or in person in certain circumstances.  These individuals will receive no additional compensation for their services other than their regular salaries.  Upon request, Timberline will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of Timberline Shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such Timberline Shares.

When are stockholder proposals due for the 2019 annual meeting of Stockholders?

In order to be considered for inclusion in the proxy statement for the 2019 annual meeting of stockholders, stockholder proposals must be submitted in writing to Timberline's Chief Executive Officer, Steven Osterberg, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d'Alene, Idaho 83814.  Since the Company did not hold an annual meeting in fiscal year 2018, shareholder proposals must be received no later than a reasonable time before the Company mails its proxies for the 2019 annual meeting of shareholders.  Since the Company has not selected a date for the 2019 annual meeting of shareholders, it is not currently known what date will constitute a reasonable time before the Company mails its proxies.  The Company anticipates filing a Form 8-K or disclosing in its quarterly reports on Form 10-Q the deadline for shareholder proposals, including nominations to the Company's Board once the date of the 2019 annual meeting is determined.  Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in our proxy statement and form of proxy.

Similarly, since the Company did not hold an annual meeting in fiscal year 2018, stockholder proposals will be considered untimely pursuant to Rule 14a-5(e)(2) of the U.S. Exchange Act if not received a reasonable time before the Company mails its proxy materials for the 2019 annual meeting. The Company anticipates filing a Form 8-K or disclosing in its quarterly reports on Form 10-Q the deadline for shareholder proposals once the date of the 2019 annual meeting is determined.

How can I obtain a copy of the 2017 Annual Report on Form 10-K?

Timberline's 2017 Annual Report on Form 10-K, including amendments thereto and financial statements, is available on the internet with this Proxy Statement at www.timberlineresources.co/meetings/. The Form is also available through the SEC's website at http://www.sec.gov.

At the written request of any Stockholder who owns Timberline Shares on the record date, Timberline will provide to such Stockholder, without charge, a paper copy of Timberline's 2017 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested, Timberline will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2017 Annual Report on Form 10-K should be mailed to:

Timberline Resources Corporation
101 East Lakeside Avenue
Coeur d'Alene, Idaho 83814

Attention: Steven Osterberg
Chief Executive Officer

What materials accompany or are attached to this Proxy Statement?

The following materials accompany or are attached to this Proxy Statement:

APPENDIX A Form of Proxy Card
APPENDIX B 2018 Incentive Plan

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following tables set forth information as of October 5, 2018, regarding the ownership of our common stock by:

•	each named executive officer, each director and all of our directors and executive officers as a group; and
•	each person who is known by us to own more than 5% of our shares of common stock

Subsequent to September 30, 2014 our board of directors and stockholders approved a one-for-twelve reverse stock split of our common stock.  After the reverse stock split, effective October 31, 2014, each holder of record held one share of common stock for every 12 shares held immediately prior to the effective date.  As a result of the reverse stock split, the number of shares underlying outstanding stock options and warrants and the related exercise prices were adjusted to reflect the change in the share price and outstanding shares on the date of the reverse stock split.  The effect of fractional shares was not material.  All share and per-share amounts and related disclosures have been retroactively adjusted for all periods to reflect the one-for-twelve reverse stock split.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 53,527,819 shares of common stock outstanding as of October 5, 2018. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares subject to options that are exercisable within 60 days following October 5, 2018 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

DIRECTORS AND EXECUTIVE OFFICERS

Title of Class	Name of Beneficial Owner	Number of Shares of Common Stock/Common Shares Underlying Derivative Securities Beneficially Owned	Percentage of Common Shares**
Common Stock	Leigh Freeman (a)(1) Chairman of the Board, Director	65,066/560,066	1.16%
Common Stock	Steve Osterberg (b)(2) President & Chief Executive Officer, Director	459,160/1,246,667	3.11%
Common Stock	Randal Hardy (b)(3) Former Chief Financial Officer	455,602/765,000	2.25%
Common Stock	Donald McDowell (a)(4) Director	150,100/100,000	*
Common Stock	Paul Dircksen(a)(5) Director	394,228/445,000	1.55%
Common Stock	Dave Mathewson (a)(6) Director	625,000/725,000	2.49%
Common Stock	Steven Gilbertson (a)(7) Director	-/100,000	*

Common Stock	Total Directors and Executive Officers as a group (7 persons)	2,149,156/3,941,733	10.60%

5% STOCKHOLDERS

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock/Common Shares Underlying Derivative Securities Beneficially Owned	Percentage of Common Shares**

Common Stock	Americas Gold Exploration, Inc. 2131 Stone Hill Circle Reno, NV 89519	10,000,000/5,000,000(8)	25.63%
Common Stock	William Matlack 2131 Stone Hill Circle Reno, NV 89519	2,126,200/5,290,500(9)	12.61%
Common Stock	American Gold Capital US Inc. c/o Gunpoint Exploration Ltd. Suite 201, 1512 Yew Street Vancouver, BC V6K 3E4 Canada	3,000,000/-	5.60%
Common Stock	Palisade Global Investments	1,666,667/1,666,667(10)	6.04%
Common Stock	Eric Muschinski	1,741,667/1,741,667(11)	6.30%
Common Stock	Nicholas Stuart Bryant The Manor House South Warnborough Hook, Hampshire RG29 1RR United Kingdom	2,450,000/2,450,000(12)	8.75%

* less than 1%.
** The percentages listed for each shareholder are based on 53,527,819 shares outstanding as of October 5, 2018 and assume the exercise by that shareholder only of his entire option or warrant, exercisable within 60 days of October 5, 2018.
(a) Director only
(b) Officer and Director

(1) A vested option to purchase 45,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019.  A vested option to purchase 250,000 shares was granted to this stockholder on July 6, 2016 with an exercise price of $0.40 per share and an expiration date of July 6, 2021.  A vested option to purchase 200,000 shares was granted to this stockholder on February 2, 2018 with an exercise price of $0.17 per share and an expiration date of February 2, 2023.  This stockholder acquired units on June 30, 2016 which included 65,066 shares of common stock and 65,066 warrants to acquire one share of common stock with an exercise price of $0.25 and an expiration date of May 31, 2019.
(2)  A vested option to purchase 40,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019.  A vested option to purchase 250,000 shares was granted to this stockholder on July 6, 2016 with an exercise price of $0.40 per share and an expiration date of July 6, 2021.  A vested option to purchase 500,000 shares was granted to this stockholder on February 2, 2018 with an exercise price of $0.17 per share and an expiration date of February 2, 2023.  This stockholder acquired units on June 30, 2016 which included 266,667 shares of common stock and 266,667 warrants to acquire one share of common stock with an exercise price of $0.25 and an expiration date of May 31, 2019.  This stockholder acquired units on April 12, 2017 which included 65,000 shares of common stock and 65,000 warrants to acquire one share of common stock with an exercise price of $0.40 and an expiration date of January 31, 2020.  This stockholder acquired units on May 4, 2018 which included 125,000 shares of common stock and 125,000 warrants to acquire one share of common stock with an exercise price of $0.08 and an expiration date of April 30, 2021.
(3)  A vested option to purchase 50,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019.  A vested option to purchase 50,000 shares was granted to this stockholder on July 6, 2016 with an exercise price of $0.40 per share and an expiration date of July 6, 2021.  A vested option to purchase 500,000 shares was granted to this stockholder on February 2, 2018 with an exercise price of $0.17 per share and an expiration date of February 2, 2023.  This stockholder acquired units on April 12, 2017 which included 40,000 shares of common stock and 40,000 warrants to acquire one share of common stock with an exercise price of $0.40 and an expiration date of January 31, 2020.  This stockholder acquired units on May 4, 2018 which included 125,000 shares of common stock and 125,000 warrants to acquire one share of common stock with an exercise price of $0.08 and an expiration date of April 30, 2021.
(4)  A vested option to purchase 100,000 shares was granted to this stockholder on June 21, 2018 with an exercise price of $0.10 per share and an expiration date of June 21, 2023.
(5)  A vested option to purchase 45,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019.  A vested option to purchase 200,000 shares was granted to this stockholder on July 6, 2016 with an exercise price of $0.40 per share and an expiration date of July 6, 2021.   A vested option to purchase 200,000 shares was granted to this stockholder on February 2, 2018 with an exercise price of $0.17 per share and an expiration date of February 2, 2023.
(6)  A vested option to purchase 100,000 shares was granted to this stockholder on June 21, 2018 with an exercise price of $0.10 per share and an expiration date of June 21, 2023.
(7)  A vested option to purchase 100,000 shares was granted to this stockholder on July 18, 2018 with an exercise price of $0.10 per share and an expiration date of July 18, 2023.
(8)  Includes 5,000,000 shares acquirable upon exercise of warrants exercisable at a price of $0.24 per share that expire on August 14, 2021.  Donald McDowell, a director of the Company, is the principal holder of shares of this entity, owning approximately 75% of the voting securities.
(9)  Includes 2,025,000 shares acquirable upon exercise of warrants exercisable at a price of $0.14 per share that expire on April 30, 2021, and 3,265,500 shares acquirable upon exercise of warrants exercisable at a price of $0.09 per share that expire on February 1, 2021.
(10) Includes 1,666,667 shares acquirable upon exercise of warrants exercisable at a price of $0.45 per share that expire on October 31, 2022.
(11) Includes 866,667 shares acquirable upon exercise of warrants exercisable at a price of $0.25 per share that expire on May 31, 2019 and 500,000 shares acquirable upon exercise of warrants exercisable at a price of $0.40 per share that expire on January 31, 2020 and 375,000 shares acquirable upon exercise of warrants exercisable at a price of $0.14 per share that expire on April 30, 2021.
(12) Includes 500,000 shares acquirable upon exercise of warrants exercisable at a price of $0.25 per share that expire on May 31, 2019 and 700,000 shares acquirable upon exercise of warrants exercisable at a price of $0.40 per share that expire on January 31, 2020 and 1,250,000 shares acquirable upon exercise of warrants exercisable at a price of $0.14 per share that expire on April 30, 2021.

It is believed by us that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table and the footnotes thereto. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security.

Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

The Company is not aware of any arrangement that might result in a change in control in the future. The Company has no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in the Company's control.

PROPOSAL 1 — RATIFICATION OF THE APPOINTMENT OF THE
 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected DeCoria, Maichel & Teague P.S. to be our Independent Registered Public Accounting Firm for the current fiscal year ending September 30, 2019.

This proposal seeks stockholder ratification of the appointment of DeCoria, Maichel & Teague P.S.

Will a representative of DeCoria, Maichel & Teague P.S. be present at the Meeting?

We do not expect that a representative of DeCoria, Maichel & Teague P.S. will be present at the Meeting.

Information of Independent Registered Public Accounting Firm

DeCoria, Maichel & Teague P.S. was the Independent Registered Public Accounting Firm for the Company in the fiscal years ended September 30, 2018.

Our financial statements have been audited by DeCoria, Maichel & Teague P.S., independent registered public accounting firm, for the years ended September 30, 2006 through September 30, 2017.

The following table sets forth information regarding the amount billed to us by our independent auditor, DeCoria, Maichel & Teague P.S. for our two fiscal years ended September 30, 2018 and 2017, respectively:

	Years Ended September 30,
	2018	2017
Audit Fees	$43,053	$37,037
Audit Related Fees	$0	$0
Tax Fees	$9,575	$7,421
All Other Fees	$0	$0
Total	$52,628	$44,458

Audit Fees

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees".

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance, all particular engagements for services provided by the Company's independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2018 were pre-approved by the Audit Committee. The Audit Committee reviews with DeCoria, Maichel & Teague P.S. whether the non-audit services to be provided are compatible with maintaining the auditor's independence.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 2 — APPROVAL OF THE ADOPTION OF THE 2018 INCENTIVE PLAN
What am I voting on?

Background

On October 16, 2018, the Board approved the 2018 Incentive Plan, subject to our Stockholders approval at the Meeting.  The purpose of the 2018 Incentive Plan is to promote our interests and our Stockholders interests by aiding us in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of our Company, to offer such persons incentives to put forth maximum efforts for the success of our business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in our Company, thereby aligning the interests of such persons with our Stockholders.

If approved, the 2018 Incentive Plan is intended to replace our 2015 Stock and Incentive Plan.  As of October 5, 2018, there were 3,280,000 Timberline Shares issuable under issued and outstanding options under our Amended 2005 Equity Incentive Plan and 2015 Stock and Incentive Plan and 125,000 Timberline Shares reserved for issuance pursuant to future grants of Awards under the 2015 Stock and Incentive Plan. If the 2018 Incentive Plan is approved by the Stockholders, the 2015 Stock and Incentive Plan will be withdrawn for the purposes of issuing new options or equity incentives, and therefore, no further options or equity incentives will be granted under our 2015 Stock and Incentive Plan after adoption and approval of the 2018 Incentive Plan.

The Board believes that the following factors should be considered in connection with the adoption of the 2018 Incentive Plan:

•	Equity compensation remains a key component of a competitive compensation package of our industry and we believe it effectively rewards employees for the success of our Company over time.

•
The 2015 Stock and Incentive Plan contained multiple provisions which were not in compliance with the rules and regulations of the TSX Venture Exchange since the Company voluntarily de-listed from the NYSE American Exchange, and the TSX Venture Exchange required a number of the changes between the 2015 Stock and Incentive Plan and the 2018 Incentive Plan.

•	The 2015 Stock and Incentive Plan will no longer be utilized by the Company and new stock options and equity incentives would no longer be granted under its terms.

•
The 2018 Incentive Plan would enable us in addition to granting stock options, the flexibility to grant other forms of equity incentives, such as restricted stock, restricted stock units and other stock-based awards.

•
The Compensation Committee is designated as the body responsible for the administration of the 2018 Incentive Plan and generally has broad authority to determine the recipients of awards and the terms and conditions of such awards.

•	Approval of 8,000,000 Timberline Shares issuable under the 2018 Incentive Plan.

Approval of the 2018 Incentive Plan by the Stockholders is subject to any additional changes required by applicable stock exchange policies or securities laws as may be required after such approval.

Participation and Current Reservation of Options and Equity Awards

The 2018 Incentive Plan will be available to our directors, executive officers employees and natural person consultants on the same basis of participation – the discretion of our Compensation Committee in determining the grant of options and equity awards (collectively, "Awards") under the plan on the basis of their judgment as to the best interests of the Company and the Stockholders.

There are currently no Awards reserved or otherwise set aside to be granted under the 2018 Incentive Plan, including any Awards to be granted to any executive officer (including any named executive officer), director, nominee for director, employee or any associate of any of the foregoing.  Since Awards are to be granted at the discretion of the Compensation Committee and those grants have not been conducted on a consistent basis in the past, it is not possible to determine at this time the number of Awards that would likely have been granted had the 2018 Incentive

Plan been in effect during the prior fiscal year.

The following is a brief summary of the material terms of the 2018 Incentive Plan.  This summary is qualified in its entirety by the full text of the 2018 Incentive Plan which is set out in Appendix "B"

Description of the 2018 Incentive Plan

Administration

The Compensation Committee administers the 2018 Incentive Plan and has full power and authority to determine when and to whom Awards will be granted, and the type, amount and other terms and conditions of each Award, consistent with the provisions of the 2018 Incentive Plan. Subject to the provisions of the 2018 Incentive Plan, the Compensation Committee may amend the terms of, or accelerate the exercisability of, an outstanding Award. The Compensation Committee has authority to interpret the 2018 Incentive Plan and establish rules and regulations for the administration of the 2018 Incentive Plan.

The Compensation Committee may delegate its powers under the 2018 Incentive Plan to one or more officers, except that such delegated officers will not be permitted to grant Awards to any members of the Board or executive officers who are subject to Section 16 of the United States Exchange Act of 1934, as amended, or in a manner as would cause the 2018 Incentive Plan not to comply with applicable exchange rules or applicable corporate law.

Eligibility

Any employee, officer, non-employee director, employee, consultant, independent contractor or advisor providing services to the Company or an affiliate, or any person to whom an offer of employment has been made, and who is selected by the Compensation Committee to participate, is eligible to receive an Award under the 2018 Incentive Plan. As of October 5, 2018, 10 persons were eligible as a class to be selected by the Compensation Committee to receive Awards under the 2018 Incentive Plan.

Shares Available for Awards

The aggregate number of Timberline Shares that may be issued under all stock-based Awards made under the 2018 Incentive Plan will be 8,000,000 Timberline Shares.  In addition, no greater than 7,000,000 Timberline Shares may be issued pursuant to the exercise of options under the 2018 Incentive Plan. If Awards under the 2018 Incentive Plan expire or otherwise terminate without being exercised, the Timberline Shares not acquired pursuant to such Awards shall again become available for issuance under the 2018 Incentive Plan. However, under the following circumstances, shares will not again be available for issuance under the 2018 Incentive Plan: (i) shares unissued due to a "net exercise" of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option or Stock Appreciation Right ("SAR"), (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.  In addition, Awards that do not entitle the recipient to receive or purchase shares shall not be counted against the number of shares available for issuance under the 2018 Incentive Plan.

Certain Awards under the 2018 Incentive Plan are subject to limitations. Non-employee directors may not be granted awards in any calendar year of more than 500,000 shares. The aggregate number of options granted to any one person (and companies wholly owned by that person) in a 12 month period must not exceed 5% of the issued shares of the Company, calculated on the date an option is granted to the person (unless the Company has obtained requisite disinterested Stockholder approval). The aggregate number of options granted to any one consultant in a 12-month period must not exceed 2% of the issued shares of the Company, calculated at the date an option is granted to the consultant. The aggregate number of options granted to all persons retained to provide investor relations activities must not exceed 2% of the issued shares of the Company in any 12-month period, calculated at the date an option is granted to any such person.

The Compensation Committee will adjust (i) the number of shares available under the 2018 Incentive Plan, (ii) the number and type of shares subject to outstanding Awards and (iii) the share limits described above in the case of a dividend (other than a regular cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2018 Incentive Plan. Any adjustment determination made by the Compensation Committee or the Board shall be final, binding and conclusive.
Dilution Discussion

In setting the amount of shares authorized under the 2018 Incentive Plan for which Stockholder approval is being sought, the Compensation Committee and the Board considered, among other factors, the historical amounts of equity awards granted by the Company, and the potential future grants over the next several years. The Committee and the Board also consider recommendations by the CEO for the other named executive officers. Neither the Committee nor the Board has authorized specific grants of awards to be made under the 2018 Incentive Plan, subject to Stockholder approval. However, the Compensation Committee and the Board believe that the shares being requested should be sufficient for Awards under the 2018 Incentive Plan for approximately the next three years.

To reduce the dilutive impact of our equity award grants on our Stockholders' interests, we actively administer our equity grant program to make use of our resources as effective as possible.  Equity awards are generally limited to (1) those positions deemed critical to our future success, (2) individuals whose personal performance makes them highly valuable to us, and (3) essential new hires.

Type of Awards and Terms and Conditions

The 2018 Incentive Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable:

•	stock options, including both incentive stock options ("ISOs") and non-qualified stock options (together with ISOs, "options");

•	SAR's;

•	restricted stock;

•	restricted stock units;

•	performance awards;

•	dividend equivalents; and

•	other stock-based awards.

Options and SARs

The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR.

Exercise Price. The Compensation Committee has the discretion to determine the exercise price and other terms of options and SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our common stock underlying the Award on the date of grant, unless such option or SAR is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a "repricing" as discussed in the 2018 Incentive Plan.

Vesting. The Compensation Committee has the discretion to determine when and under what circumstances an option or SAR will vest.

Exercise. The Compensation Committee has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise. The Compensation Committee is not authorized under the 2018 Incentive Plan to accept a promissory note as consideration.

Expiration. Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except that, in the case of an ISO held by a 10% stockholder, the option may not be exercised more than five years from the date of grant.

Special Limitations on ISOs. In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries unless the exercise price per share of our common stock subject to such ISO is at least 110% of the fair market value per share of our common stock on the date of grant, and such ISO award is not exercisable more than five years after its date of grant. In addition, options designated as ISOs shall not be eligible for treatment under the Internal Revenue Code as ISOs to the extent that either: (i) the aggregate fair market value of shares of common stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000 or (ii) such ISOs otherwise remain exercisable but are not exercised within three months after termination of employment (or such other period of time provided in Section 422 of the Internal Revenue Code).

Restricted Stock and Restricted Stock Units

The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to restrictions imposed by the Compensation Committee, to receive shares of our common stock at some future date determined by the Compensation Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock and restricted stock units subject to continued employment, passage of time and/or such performance conditions as are deemed appropriate by the Compensation Committee.  Unless otherwise specified by the Compensation Committee, upon a participant ceasing to provide service as an employee or a non-employee director, all unvested shares of restricted stock and restricted stock units shall be forfeited and reacquired by us.

Dividend Equivalents

The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee, but the Compensation Committee may not (i) grant dividend equivalents in connection with options or SARs or (ii) pay a dividend equivalent with respect to an award prior to the date on which all performance-based conditions or restrictions on such award have been satisfied, waived or lapsed.

Performance Awards

The Compensation Committee may grant performance awards denominated or payable in cash, shares (including restricted stock and restricted stock unit awards),  other securities, other awards or other property under the 2018 Incentive Plan. A performance award will be conditioned upon the achievement of one or more objective performance goals established by the Compensation Committee.

Other Stock-Based Awards

The Compensation Committee is also authorized to grant other types of Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock, subject to terms and conditions determined by the Compensation Committee and the limitations in the 2018 Incentive Plan. No other stock-based awards shall contain a purchase right or option-like exercise feature.

Duration, Termination and Amendment

The 2018 Incentive Plan has a term of ten years expiring on ●, unless terminated earlier by the Board. The Board may at any time and from time to time and in any respect amend or modify the 2018 Incentive Plan. The Board shall require the approval of any amendment or modification of the 2018 Incentive Plan that would:  (i) be required under the listing requirements of the TSX Venture Exchange or another exchange or securities market on which our shares are then listed for trading, (ii) increase the number of shares authorized under the 2018 Incentive Plan, (iii) increase the annual participant share limits or annual cash award limits, (iv) permit a repricing of options or SARs, (v) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, or (vi) increase the maximum term of options or SARs. No amendment or modification of the 2018 Incentive Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award.

Effect of Corporate Transaction

Awards under the 2018 Incentive Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares, or any other similar corporate transaction with respect to us. In the event of such a corporate transaction, the Compensation Committee or the Board may provide for one or more of the following to occur upon the occurrence of the event (or immediately prior to such event, provided the event is consummated):

•
termination of any Award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been received upon exercise of the Award or the realization of the participant's rights under the Award. Awards may be terminated without payment if the Compensation Committee or Board determines that no amount is realizable under the Award as of the time of the transaction;

•	replacement of any Award with other rights or property selected by the Compensation Committee or the Board;

•	the assumption of any Award by the successor entity (or its parent or subsidiary) or the arrangement for the substitution for similar Awards covering the stock of such successor entity;

•	acceleration of the exercisability or vesting of any Award, notwithstanding the language in the participant's award agreement; or

•	requirement that the Award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Clawback or Recoupment

All Awards under the 2018 Incentive Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Compensation Committee.

Income Tax Withholding

In order to comply with all applicable income tax laws and regulations, we may take appropriate action to ensure that all applicable taxes, which are the sole responsibility of the participant, are withheld or collected.  The
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Compensation Committee may allow the participant to satisfy any tax obligation by (a) electing to have a portion of the shares withheld that otherwise would be delivered upon exercise, receipt or the lapse of restrictions with respect to the award, or (b) electing to deliver to us shares of the Company other than shares received pursuant to the award with a fair market value equal to the amount of the tax obligation.  Any election, if allowed, must be made on or before the date that the amount of tax to be withheld is determined.

Limited Transferability of Awards

Except as otherwise provided by the Compensation Committee, no Award or other right or interest of a participant under the 2018 Incentive Plan (other than fully vested and unrestricted shares issued pursuant to an Award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable. If a transfer is allowed by the Compensation Committee (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Compensation Committee may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any Award upon the participant's death.  If a provision is included that a participant's heirs or administrators can exercise any portion of an outstanding option, the period in which they can do so must not exceed one year from the participant's death.  Any options granted to any participant who is a director, employee, consultant or management company employee must expire within a reasonable period following the date the participant ceases to be in that role, which period may not exceed 12 months.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THE 2018 INCENTIVE PLAN

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2018 Incentive Plan
Grant of Options and SARs.  The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.
Exercise of Incentive Stock Options.  Upon the exercise of an incentive stock option, no taxable income is realized by the optionee for purposes of regular federal income tax.  However, the optionee may be required to recognize income for purposes of the alternative minimum tax ("AMT").  If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) the Company will not be entitled to a deduction for federal income tax purposes.
If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) the Company will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense.  Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.
Exercise of Non-Qualified Stock Options and SARs.  Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and the Company generally will be entitled at that time to an income tax deduction for the same amount.  Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and generally are deductible by the Company.

The tax consequence upon a disposition of shares acquired through the exercise of a non-qualified stock option or SAR will depend on how long the shares have been held.  Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under a non-qualified stock option or SAR.
Restricted Stock.  Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture.  However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions).  With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date.  However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares).  Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income.  The Company will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.
Restricted Stock Units, Performance Awards and Dividend Equivalents.  Recipients of grants of restricted stock units, performance awards or dividend equivalents (collectively, "deferred awards") will not incur any federal income tax liability at the time the deferred awards are granted.  Deferred award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the deferred award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the deferred award.  Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income.  Cash or shares to be received pursuant to a deferred award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the deferred award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws.  The Company will be entitled to an income tax deduction for any amounts included by the deferred award holder as ordinary income.  For deferred awards that are payable in shares, the participant's tax basis in the shares received pursuant thereto will be equal to the fair market value of the shares at the time the shares become payable.  Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
Income Tax Deduction.  Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, our Company generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2018 Incentive Plan.   However, Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer, the chief financial officer and the corporation's other three most highly compensated executive officers.
Delivery of Shares for Tax Obligation.  Under the 2018 Incentive Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to the Company to satisfy federal and state tax obligations.
Section 409A of the Internal Revenue Code.  The Committee will administer and interpret the 2018 Incentive Plan and all award agreements in a manner consistent with the intent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.  If any provision of the 2018 Incentive Plan or any award agreement would result in such adverse consequences, the Committee may amend that provision or take other necessary action to avoid any adverse tax results, and no such action will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the 2018 Incentive Plan.
Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act.  Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non-qualified option, an incentive stock option (for purposes of the AMT only), an SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section
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83 of the Internal Revenue Code if the recipient has had a non-exempt acquisition of shares of Company stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of the Company's income tax deduction will be determined as of the end of that period unless a special election is made by the recipient pursuant to Section 83(b) of the Internal Revenue Code to recognize income as of the date the shares are received.
THE BOARD RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2018 INCENTIVE PLAN.

EXECUTIVE COMPENSATION

The following summary compensation tables set forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal year ended September 30, 2018 of those persons who were, at September 30, 2018 (i) the chief executive officer (Steven Osterberg) (ii) the chief financial officer (Ted Sharp) and (iii) any other highly compensated executive officers of the Company, whose annual compensation was in excess of $100,000, and for whom disclosure would have been required except for the fact that they weren't serving as an executive officer at the end of the fiscal year ended September 30, 2018 (Randal Hardy):
SUMMARY COMPENSATION TABLE
Name and principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Option Awards(9) ($)	All Other Compensation ($)	Total ($)
Steven Osterberg, President, Chief Executive Officer(1)	2018	156,250	-	60,000(4)	11,538(5)	227,788
	2017	131,250	0	-	17,885(5)	149,135
Ted Sharp, Chief Financial Officer(2)	2018	-	-	-	-	-
	2017	-	-	-	-	-
Randal Hardy, Former Chief Financial Officer(3)	2018	160,288	-	60,000(6)	16,154(7)	236,442
	2017	93,750	0	-	61,795(8)	155,545

(1) Mr. Osterberg was appointed President & Chief Executive Officer on January 19, 2016.
(2) Mr. Hardy resigned on August 27, 2018
(3) Mr. Sharp was appointed Chief Financial Officer of September 10, 2018
(4) 500,000 stock option awards, with an exercise price of $0.17 per share.  The option awards vested immediately.
(5) Payment for earned but unused vacation time
(6) 500,000 stock option awards, with an exercise price of $0.17 per share.  The option awards vested immediately.
(7) Payment for earned but unused vacation time
(8) Payment for earned but unused vacation time, and consulting fees paid to Mr. Hardy while serving as a consultant to the Company.
(9)   Stock Option awards are valued using the Black-Scholes method in accordance with FASB ASC Topic 718.  These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that may be recognized by the named executive officers.  The assumptions underlying the valuation of the Company's 2017 stock option awards, were as follows:  Stock price on date of grant: $0.33; expected volatility:  128.2%;  expected dividends:  0;  expected term (in years):  3;  risk free rate:  1.68%;  expected forfeiture rate:  0%.  The assumptions underlying the valuation of the Company's 2018 stock option awards, were as follows:  Stock price on date of grant: $0.17; expected volatility:  121.6%;  expected dividends:  0;  expected term (in years):  3;  risk free rate:  2.33%;  expected forfeiture rate:  0%.

Executive Compensation Agreements
Osterberg Employment Agreement
On August 28, 2015, Steven Osterberg, our Vice President of Exploration, and subsequently on January 19, 2016, appointed as our President and Chief Executive Officer, entered into an employment agreement, as amended on February 28, 2018, ("Osterberg Agreement") setting forth the material terms of his employment with the Company.

Pursuant to the terms of the terms of the Osterberg Agreement, the Company employs Mr. Osterberg as a full-time executive employee for an indefinite period of time.  The Osterberg Agreement details Mr. Osterberg's duties pursuant to his employment are to fulfill the obligations and duties of the President and Chief Executive Officer and report to the Board of Directors of the Company. In consideration for rendering such services, Mr. Osterberg shall be compensated with an annual salary of not less than $150,000, less required and authorized deductions and withholdings, payable in semi-monthly payments consistent with the Company's normal payroll practices. The Company will also pay for (or reimburse Mr. Osterberg the cost of) health, dental and vision insurance for Mr. Osterberg and his eligible family members. The Osterberg Agreement provides for the reimbursement of all reasonable business expenses of Mr. Osterberg.

The Osterberg Agreement also provides that Mr. Osterberg is eligible to participate in such profit-sharing, bonus, stock purchase, incentive and performance award programs which are made available to employees of the Company with comparable authority or duties. Mr. Osterberg is eligible to receive performance bonuses and other incentive compensation based upon the recommendations and approval, and subject to the sole discretion, of our Board of Directors. The Osterberg Agreement provides that Mr. Osterberg is entitled to take six (6) weeks of paid vacation in each 12 month period of employment and will be permitted to carry-over up to six (6) weeks of unused vacation into the next calendar year.

The Osterberg Agreement provides that Mr. Osterberg may be terminated (i) without "Cause" upon 90 days written notice or (ii) with "Cause" immediately upon written notice, and Mr. Osterberg may resign (i) for "Good Reason" immediately upon written notice and (ii) without "Good Reason" upon 30 days written notice. "Cause" is as defined in the Osterberg Agreement and includes: material breach of the Osterberg Agreement by Mr. Osterberg, conviction of a crime involving moral turpitude, fraud or misrepresentation, or the commission of such acts by Mr. Osterberg, and Mr. Osterberg's inability to fulfill his duties under the Osterberg Agreement.  "Good Reason" is as defined in the Osterberg Agreement and includes assignment of duties inconsistent with Mr. Osterberg's duties, a reduction without consent to Mr. Osterberg's base salary, a requirement to relocate without Mr. Osterberg's consent, the failure of the Company's to obtain the assumption of obligations under the Osterberg Agreement by any successor or breach of the Osterberg Agreement by the Company. The Osterberg Agreement also terminates upon retirement, permanent disability or death.

Upon termination without Cause or resignation for Good Reason following a Change in Control of the Company (as defined in the Osterberg Agreement) or upon termination due to death or permanent disability, the Company shall: (a) pay Mr. Osterberg a severance benefit equal to the product of his base annual salary immediately preceding his termination, inclusive of any non-equity performance bonus earned in the twelve (12) months preceding termination, multiplied by a "change in control multiplier" equal to one (1) plus one twelfth (1/12) of the number of full years (up to a maximum of twelve (12) years) that Mr. Osterberg was employed by the Company, (b) pay for health insurance benefits for Mr. Osterberg and his eligible family members up to $20,000 per year for a period of one (1) year plus one (1) additional month for each full year that Mr. Osterberg was employed by the Company or until such benefits are paid for by another employer, and (c) pay Mr. Osterberg the value of his earned but unused vacation days.

Upon termination without Cause or resignation for Good Reason not following a Change in Control of the Company, the Company shall: (a) pay Mr. Osterberg a severance benefit equal his base annual salary immediately preceding his termination, inclusive of any non-equity performance bonus earned in the twelve (12) months preceding termination, (b) pay for health insurance benefits for Mr. Osterberg and his eligible family members up to $20,000 per year for a period of one (1) year plus one (1) additional month for each full year that Mr. Osterberg was employed by the Company or until such benefits are paid for by another employer, and (c) pay Mr. Osterberg the value of his earned but unused vacation days.

Receipt of any severance payments is conditioned upon the execution of a separation agreement and release of claims against the Company.

Upon termination with Cause or resignation without Good Reason, the Company shall on the date of termination pay Mr. Osterberg: (a) his earned salary, bonus or other compensation, (b) the value of Mr. Osterberg's earned but unused vacation days and (c) unreimbursed business expenses.

Upon retirement, the Osterberg Agreement provides that the Company is not obligated to pay Mr. Osterberg a monthly retirement benefit but shall endeavor in good faith to devise and implement a retirement plan for Mr. Osterberg and the other employees of the Company.

The Osterberg Agreement provides for Mr. Osterberg to maintain the confidentiality of the Company's confidential information and contains a non-competition provision pursuant to which Mr. Osterberg agrees for a one year period following termination to not directly or indirectly for himself or on behalf of others (a) solicit for employment or as a consultant or independent contractor or enter into an independent contract or relationship with any person employed by the Company at any time during such period or otherwise interfere with such employment relationship,

(b) induce or attempt to induce any customer, supplier, licensee or business relation of the Company to cease doing business with the Company, or (c) disparage the Company.

The Osterberg Agreement also contains standard provisions regarding notices, amendments, governing law and jurisdiction.

Mr. Osterberg's contract was not amended or in any way altered in relation to his appointment as President and Chief Executive Officer on January 19, 2016.

Hardy Employment Arrangements and Agreement
On January 6, 2017, Timberline Resources Corporation (the "Company") entered into an employment offer letter (the "Offer Letter") with Mr. Hardy, effective December 16, 2016, regarding the terms and compensation of Mr. Hardy's employment as Chief Financial Officer of the Company.  Pursuant to the terms of the Offer Letter, Mr. Hardy became an employee of the Company on December 16, 2016 with a deemed employment start date of August 27, 2007, due to Mr. Hardy's continual role with the Company as a former employee and consultant.  During the term of his employment, Mr. Hardy will serve as Chief Financial Officer and Corporate Secretary of the Company.  Mr. Hardy will receive an annual salary of $150,000, accrue six weeks of paid vacation annually, and, in accordance with normal practices of the Company, be eligible to participate in the Company's health and group life insurance plans, retirement plans, stock option and incentive plans, incentive and performance award programs, performance bonuses, salary increases, etc. at the discretion of the Company's management and Board of Directors.

Previously, on January 19, 2016, Mr. Hardy resigned as Chief Financial Officer. In connection with Mr. Hardy's resignation, the Registrant agreed to the issuance to Mr. Hardy of 100,000 Stock Units (or equivalent equity securities) of the Company and continuation of his health benefits under the terms of his former employment agreement. Additionally, the Company agreed to hire Mr. Hardy as a consultant to the Company to assist in the transition to a new Chief Financial Officer at a rate of $85 per hour.

On September 8, 2016, the Company's re-appointed Mr. Hardy as Chief Financial Officer of the Company without any amendment in his compensation under the consulting arrangement until January 6, 2017, as described above.

Previously, on September 2, 2015, Randal Hardy, our then Chief Financial Officer who subsequently resigned effective January 19, 2016, entered into a letter agreement regarding Mr. Hardy's continued employment (the "Hardy Agreement").

Pursuant to the terms of the terms of the Hardy Agreement, the Company employed Mr. Hardy as a full-time executive employee for an indefinite period of time.  The Hardy Agreement detailed Mr. Hardy's duties pursuant to his employment were to fulfill the obligations and duties of the Chief Financial Officer of the Company and report to the Chief Executive Officer of the Company. In consideration for rendering such services, Mr. Hardy was to be compensated with an annual salary of not less than $175,000, less required and authorized deductions and withholdings, payable in semi-monthly payments consistent with the Company's normal payroll practices. The Company would also pay for (or reimburse Mr. Hardy the cost of) health, dental and vision insurance for Mr. Hardy and his eligible family members. The Hardy Agreement provided for the reimbursement of all reasonable business expenses of Mr. Hardy.

The Hardy Agreement also provided that Mr. Hardy was eligible to participate in such profit-sharing, bonus, stock purchase, incentive and performance award programs which are made available to employees of the Company with comparable authority or duties. Mr. Hardy is eligible to receive performance bonuses and other incentive compensation based upon the recommendations and approval, and subject to the sole discretion, of the Board. The Hardy Agreement provided that Mr. Hardy was entitled to take six (6) weeks of paid vacation in each 12 month period of employment and would be permitted to carry-over up to six (6) weeks of unused vacation into the next calendar year.

The Hardy Agreement provided that Mr. Hardy could be terminated (i) without "Cause" upon 90 days written notice, (ii) with "Cause" immediately upon written notice, or Mr. Hardy may resign (i) for "Good Reason" immediately upon written notice and (ii) without "Good Reason" upon 30 days written notice. "Cause" was defined in the Hardy Agreement and included:  material breach of the Hardy Agreement by Mr. Hardy, conviction of a crime involving moral turpitude, fraud or misrepresentation, or the commission of such acts by Mr. Hardy, and Mr. Hardy's inability to fulfill his duties under the Hardy Agreement.  "Good Reason" was defined in the Hardy Agreement and included assignment of duties inconsistent with Mr. Hardy's duties, a reduction without consent to Mr. Hardy's base salary, a requirement to relocate without Mr. Hardy's consent, the failure of the Company to obtain the assumption of obligations under the Hardy Agreement by any successor or breach of the Hardy Agreement by the Company. The Hardy Agreement also terminated upon retirement, permanent disability or death.

Upon termination without Cause or resignation for Good Reason following a Change in Control of the Registrant (as defined in the Hardy Agreement) or upon termination due to death or permanent disability, the Registrant was required to: (a) pay Mr. Hardy a severance benefit equal to the product of his base annual salary immediately preceding his termination, inclusive of any non-equity performance bonus earned in the twelve (12) months preceding termination, multiplied by a "change in control multiplier" equal to one (1) plus one twelfth (1/12) of the number of full years (up to a maximum of twelve (12) years) that Mr. Hardy was employed by the Company, (b) pay for health insurance benefits for Mr. Hardy and his eligible family members up to $20,000 per year for a period of one (1) year plus one (1) additional month for each full year that Mr. Hardy was employed by the Company or until such benefits are paid for by another employer, and (c) pay Mr. Hardy the value of his earned but unused vacation days.

Upon termination without Cause or resignation for Good Reason not following a Change in Control of the Company, the Registrant was required to: (a) pay Mr. Hardy a severance benefit equal his base annual salary immediately preceding his termination, inclusive of any non-equity performance bonus earned in the twelve (12) months preceding termination, (b) pay for health insurance benefits for Mr. Hardy and his eligible family members up to $20,000 per year for a period of one (1) year plus one (1) additional month for each full year that Mr. Hardy was employed by the Registrant or until such benefits are paid for by another employer, and (c) pay Mr. Hardy the value of his earned but unused vacation days.

Receipt of any severance payments was conditioned upon the execution of a separation agreement and release of claims against the Company.

Upon termination with Cause or resignation without Good Reason, the Registrant was required on the date of termination to pay Mr. Hardy: (a) his earned salary, bonus or other compensation, (b) the value of Mr. Hardy's earned but unused vacation days and (c) unreimbursed business expenses.

Upon retirement, the Hardy Agreement provided that the Registrant was not obligated to pay Mr. Hardy a monthly retirement benefit but shall endeavor in good faith to devise and implement a retirement plan for Mr. Hardy and the other employees of the Registrant.

The Hardy Agreement provided for Mr. Hardy to maintain the confidentiality of the Registrant's confidential information and contained a non-competition provision pursuant to which Mr. Hardy agreed for a one year period following termination to not directly or indirectly for himself or on behalf of others (a) solicit for employment or as a consultant or independent contractor or enter into an independent contract or relationship with any person employed by the Company at any time during such period or otherwise interfere with such employment relationship, (b) induce or attempt to induce any customer, supplier, licensee or business relation of the Company to cease doing business with the Company, or (c) disparage the Company.

The Hardy Agreement also contained standard provisions regarding notices, amendments, governing law and jurisdiction.

Mr. Hardy resigned as Chief Financial Officer and Corporate Secretary of the Company effective August 27, 2018.

Sharp Employment Agreement
The Company has not entered into a formal employment agreement with Mr. Sharp. Mr. Sharp provides services as an independent consultant. The Company entered into an engagement letter as of September 10, 2018 wherein Mr.

Sharp was appointed Chief Financial Officer and Corporate Secretary of the Company. The engagement letter provides for compensation for Mr. Sharp's services at a rate of $150 per hour.
Retirement, Resignation or Termination Plans
We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company.  Specific executive employment agreements described above do, however, provide that if the executive's employment is terminated by the Company without Cause or by the executive for Good Reason, as such terms are defined in their respective employment agreements, the executive will be entitled to receive payments as set forth in the above discussions, which payments are greater in each case in the event that such termination or resignation is in relation to a change in control transaction.
Outstanding Equity Awards At Fiscal Year-End
The following table sets forth the stock options granted to our named executive officers as of September 30, 2018. No stock appreciation rights were awarded.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
Steven Osterberg	40,000 250,000 500,000	$0.48 $0.40 $0.17	12/17/2019 7/6/2021 2/2/23
Randal Hardy (Former Chief Financial Officer)	50,000 50,000 500,000	$0.48 $0.40 $0.17	12/17/2019 7/6/2021 2/2/23
Ted Sharp	-	-	-

Directors
The following table sets forth the compensation granted to our directors during the fiscal year ended September 30, 2018.  Compensation to Directors that are also executive officers is detailed above and is not included on this table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Leigh Freeman	0	0	24,000(1)	0	0	0	24,000
Paul Dircksen	0	0	24,000(2)	0	0	0	24,000
Donald McDowell	0	0	8,000(3)	0	0	0	8,000
Dave Mathewson	0	0	8,000(4)	0	0	0	8,000
Steven Gilbertson	0	0	8,000(5)	0	0	0	8,000
(1)   200,000 stock option awards, with an exercise price of $0.17 per share.  The option awards vested immediately.
(2)   200,000 stock option awards, with an exercise price of $0.17 per share.  The option awards vested immediately.
(3)   100,000 stock option awards, with an exercise price of $0.10 per share.  The option awards vested immediately.
(4)   100,000 stock option awards, with an exercise price of $0.10 per share.  The option awards vested immediately.
(5)   100,000 stock option awards, with an exercise price of $0.10 per share.  The option awards vested immediately.

.

Compensation of Directors
Directors that were also executive officers received no monetary compensation for serving as a Director.  Non-executive directors are granted non-qualified stock options as compensation.  Such stock option awards are determined at the sole discretion of the Company's Compensation Committee.

OTHER STOCK INCENTIVE PLANS

In February 2005, our Board adopted the 2005 Stock Incentive Plan, which was approved by a vote of shareholders at our Annual Meeting of Shareholders on September 23, 2005. This plan authorized the granting of up to 62,500 non-qualified stock options to our officers, directors, and consultants.

On August 31, 2006, our Board of Directors approved an amendment to the Timberline Resources Corporation 2005 Equity Incentive Plan (the "Amended 2005 Plan") for the purposes of increasing the total number of shares of common stock that may be issued pursuant to Awards granted under the original 2005 plan from 62,500 shares to 229,167 shares and allowing "Ten Percent Shareholders" (as defined in the Amended 2005 Plan) to participate in the plan on the same basis of any other participant. The Amended 2005 Plan was approved by a vote of shareholders at our Annual Meeting of Shareholders on September 22, 2006.

On August 22, 2008, our shareholders approved a proposal for the increase in the total number of shares of common stock that may be issued pursuant to awards granted under the original 2005 plan as previously amended. Following the increase, the plan provided for 583,334 shares of common stock for awards under the plan.

On May 28, 2010, our shareholders approved a proposal for the increase in the total number of shares of common stock that may be issued pursuant to awards granted under the original 2005 plan as previously amended. Following the increase, the plan provides for 833,334 shares of common stock for awards under the plan.

All share amounts included in this section have been revised to reflect a one-for-twelve reverse stock split that was approved by our stockholders and implemented on October 31, 2014.

On August 24, 2015, our Board of Directors approved the 2015 Stock and Incentive Plan, subject to our Stockholders' approval. The purpose of the 2015 Stock and Incentive Plan is to promote our interests and our Stockholders' interests by aiding us in attracting and retaining employees, officers, consultants, advisors and nonemployee directors capable of ensuring the future success of our Company. On September 24, 2015, our stockholders approved the adoption of the Company's 2015 Stock and Incentive Plan in which the Company's executive officers and directors are participants. This plan replaced our 2005 Equity Incentive Plan, as amended. The aggregate number of shares that may be issued under all stock-based awards made under the 2015 Stock and Incentive Plan is 4 million shares of our common stock.  If the 2018 Incentive Plan is adopted, the 2015 Stock and Incentive Plan will be retired and no further options or awards will be issued under the 2015 Stock and Incentive Plan.

Equity Compensation Plans

The following summary information is presented as of September 30, 2018.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	3,280,000(1)	$0.26	125,000
Equity compensation plans not approved by security holders	Not Applicable	Not Applicable	Not Applicable
TOTAL	3,280,000(1)	$0.26	125,000

(1)   See "Other Stock Incentive Plans" above.

On October 31, 2014 we completed a one-for-twelve reverse stock split, and proportional adjustments were made to the number of securities to be issued upon exercise of outstanding options, and prices of our outstanding options.

As to the options granted to date, there were no options exercised during the year ended September 30, 2018.

 PROPOSAL 3 — AGEI  SECURITIES PURCHASE PROPOSAL

The Company and AGEI have been discussing a possible securities purchase transaction on a private placement basis whereby AGEI would purchase from the Company (the "AGEI Securities Purchase") approximately US$500,000 worth of units of the Company ("Units"), with each Unit consisting of one Timberline Share and one common stock purchase warrant of the Company (a "Warrant"), with each warrant exercisable for a period of three years from the closing date of the AGEI Securities Purchase to acquire one Timberline Share.

The pricing of the Units will be determined through arms-length negotiations between the Company and AGEI taking into account the market price of the Timberline Shares at the time of pricing, the restricted nature of the securities and other factors deemed relevant by the parties. The Company anticipates that the AGEI Securities Purchase, if approved by the Stockholders, will close in or around February 2019.

TSX Venture Exchange requires Stockholder approval of a transaction that results in the creation of a new "Control Person," which means any person who holds or is one of a combination of persons who hold a sufficient number of any of the securities of an issuer so as to affect materially the control of that issuer, or who holds more than 20% of the outstanding voting shares of an issuer except where there is evidence showing that the holder of those securities does not materially affect the control of the issuer

As of the date of this Proxy, AGEI holds 10,000,000 Timberline Shares, representing 18.7% of the Company's issued and outstanding voting shares based on 53,527,819 shares outstanding as of October 5, 2018.  See "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters" above for further information on the securities of the Company beneficially owned by AGEI.  Donald McDowell, a director of the Company, is the principal shareholder of AGEI, owning approximately 75% of the issued and outstanding voting shares of AGEI.

The following table sets forth the resulting percentage ownership of the Company by AGEI based on a range of pricing of the Units and assuming exercise of the common stock purchase warrants of the Company, including the Warrants, held or to be held by AGEI following the purchase of US$500,000 of Units of the Company.

Price per Unit	Number of Units Purchased	Number of Shares Held Following Unit Purchase	Percentage of Company Outstanding Shares(1)	Percentage of Company Outstanding Shares Assuming Exercise of all Warrants(2)
US$0.05	10,000,000	20,000,000	31.48%	44.57%
US$0.10	5,000,000	15,000,000	25.63%	36.48%
US$0.15	3,333,333	13,333,333	23.45%	33.23%
(1)	Based on 53,527,819 Timberline Shares issued and outstanding on October 5, 2018 and assuming additional Timberline Shares are issued by the Company upon exercise of outstanding options and warrants.
(2)	Assumes the exercise of 5,000,000 common stock purchase warrants of the Company currently held by AGEI and the exercise of Warrants acquired pursuant to the purchase of Units.

If this proposal is approved by the Stockholders the Company will proceed with the AGEI Securities Purchase on the basis of terms to be negotiated by the Board (with Donald McDowell recusing himself) in the context of the market at the time of the pricing and, assuming closing of the AGEI Securities Purchase, AGEI will become a "control person" of the Company pursuant to the rules of the TSX Venture Exchange owning more than 20% of the Company's issued and outstanding voting shares.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AGEI SECURITIES PURCHASE PROPOSAL.

PROPOSAL 4 — APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO
EFFECT NAME CHANGE
On October 16, 2018, the Board of Directors unanimously adopted a resolution setting forth a proposed amendment to Article I of the Company's Certificate of Incorporation, subject to Stockholder approval, to change the name of the Company from "Timberline Resources Corporation" to a name to be selected by the Board of Directors of the Company.  The Board of Directors has determined that it would be in the best interests of the Company and its Stockholders to seek approval for this name change, including the corresponding amendment to the Company's Certificate of Incorporation.
The Company's current corporate name as reflected in the Certificate of Incorporation is "Timberline Resources Corporation" and is consistent with the Company's original plan to focus a purchasing timber lands and selling the timber to generate cash to fund exploration for gold and potentially other non-mineral resources. The Company's focus has become exploration for gold and copper mineral resources located within Nevada.  The Board believes it is in the best interests of the Company and its Stockholders to change the name of the Company to better reflect its business purpose.  At this time, the Board has not determined a specific name that would be more reflective of the Company's proposed future business pursuits.  Accordingly, the Board is seeking the authorization of the Stockholders to determine whether to change the name of the Company, to select a new name in the future and subsequently file an amendment to the Company's Certificate of Incorporation to effect such name change without further approval of the Stockholders.

By voting FOR this proposal you are authorizing the Board to determine whether to change the name of the Company, to select a new name of the Company, if the determination is made to change the name, and to file a Certificate of Amendment to the Company's Certificate of Incorporation to effect such name change without further approval by the Stockholders.

You will not receive another opportunity to vote on the Name Change following this authorization and approval to grant discretion to the Board.

The Board will determine whether to change the name of the Company and file a Certificate of Amendment to make such name change within six months of the grant of approval from the Stockholders hereunder.  Thereafter, the authorization of the Stockholders granted pursuant to this proposal shall expire.  The Board may abandon the name change in its discretion at any time following approval by the Stockholders but prior to the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware.

Any amendment to the Certificate of Incorporation shall only have the substantive effect of changing the name of the Company in all places where such name appears in the Certificate of Incorporation.  No change will be made to the other provisions of the Company's Certificate of Incorporation on the basis of this proposal.

If the proposal to amend the Company's Certificate of Incorporation to change its name is approved by the Stockholders at the Meeting, a Certificate of Amendment to the Company's Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware to effect the name change as soon as practicable after the Board has determined to proceed with the name change, subject to receipt of any necessary regulatory approvals.

Certificates representing Timberline Shares would not be required to be re-issued under the new corporate name and will not be re-issued under the new corporate name unless submitted by the holder thereof to the Company's transfer agent for such purpose. Certificates issued in the name of "Timberline Resources Corporation" will continue to represent the same number of shares of common stock in the newly named corporation without any further action required by the holder of such Timberline Shares.

Approval of the Name Change requires the affirmative vote of a majority of the outstanding shares of common stock.  If a Stockholder abstains from voting or directs the Stockholder's proxy to abstain from voting, such shares are considered present at the Meeting for purposes a quorum, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE NAME CHANGE.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.
The regulations regarding the delivery of copies of proxy materials to Stockholders permit the Company and brokerage firms to send one Proxy Statement to multiple Stockholders who share the same address under certain circumstances.  Stockholders who hold their Timberline Shares through a broker may have consented to reducing the number of copies of materials delivered to their address.  In the event that a Stockholder wishes to revoke such a consent previously provided to a broker, the Stockholder must contact the broker to revoke the consent.  In any event, if a Stockholder wishes to receive a separate Proxy Statement and accompanying materials for the Meeting, or the Company's Annual Report on Form 10-K for the year ended September 30, 2017, the Stockholder may receive copies by contacting the Company's Chief Executive Officer at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d'Alene, Idaho 83814.  Stockholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner.  Persons holding Timberline Shares through a broker can request a single copy by contacting the broker.
APPENDICES
APPENDIX A Form of Proxy Card
APPENDIX B 2018 Incentive Plan

By Order of the Board of Directors,

/s/ Steven Osterberg

Steven Osterberg
Chief Executive Officer

Timberline Resources Corporation
101 East Lakeside Avenue
Coeur d'Alene, Idaho 83814
October 22, 2018

Please sign and return the enclosed form of proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

TIMBERLINE RESOURCES CORPORATION
101 E. LAKESIDE
COEUR D'LENE, ID 83814
ATTN: STEVEN OSTERBERG

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
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0000389748_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is/are available at www.proxyvote.com

TIMBERLINE RESOURCES CORPORATION
Annual Meeting of Shareholders
December 1, 2018 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Steven Osterberg (President and Chief Executive officer) and Ted Sharp (Chief Financial Officer), or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of TIMBERLINE RESOURCES CORPORATION that the shareholder(s) is/are entitled to vote at the Special Meeting of shareholder(s) to be held at 10:00 AM, local time (PST) on 12/1/2018, at Timberline's corporate office, 101 East Lakeside Avenue Coeur d'Alene, Idaho, 83814, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000389748_2 R1.0.1.17

APPENDIX B

TIMBERLINE RESOURCES CORPORATION
 2018 STOCK AND INCENTIVE PLAN
Section 1. Purpose
The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non‑employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various stock and cash ‑based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company's stockholders.
Section 2. Definitions
As used in the Plan, the following terms shall have the meanings set forth below.  Terms capitalized but not defined herein shall have the meanings given to them in TSX Venture Exchange Policy 4.4 – Incentive Stock Options and Policy 1.1 - Interpretation:
(a) "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.
(b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.
(c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).
(d) "Board" shall mean the Board of Directors of the Company.
(e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(f) "Committee" shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan.  The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b‑3, and each member of the Committee shall be a "non‑employee director" within the meaning of Rule 16b‑3.
(g) "Company" shall mean Timberline Resources Corporation and any successor corporation.
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(h) "Consultant" means, in relation to the Company, an individual (other than an Employee or a Director of the Company) or company that is wholly-owned by an individual that:
(i)
is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate of the Company, other than services provided in relation to a Distribution;

(ii)	provides the services under a written contract between the Company or the Affiliate and the individual or the Company, as the case may be;

(iii)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and

(iv)	has a relationship with the Company or an Affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.

(i)  "Director" means a director, senior officer or Management Company Employee of the Company.
(j) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.
(k)  "Eligible Person" shall mean any Consultant, Employee or Director of the Company.
(l) "Employee" means:
(i)
an individual who is considered an employee of the Company or its subsidiary under the Income Tax Act (Canada) (and for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)
an individual who works full-time for the Company or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)
an individual who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week (the number of hours should be disclosed in the submission) providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source.

(m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
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(n) "Fair Market Value" with respect to of one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the then most recent closing price of one Share on such exchange immediately prior to the later of (a) the date of the news release announcing the grant; or (b) the date of approval by the Board, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next most recent date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.
(o) "Full Value Award" shall mean any Award other than an Option, Stock Appreciation Right or similar Award, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award.
(p) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
(q)  "Non‑Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(r) "Option" shall mean an Incentive Stock Option or a Non‑Qualified Stock Option to purchase shares of the Company.
(s) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.
(t) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.
(u) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.
(v)  "Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
(w) "Plan" shall mean the Timberline Resources Corporation 2018 Stock and Incentive Plan, as amended from time to time.
(x)  "Prior Stock Plan" shall mean the Timberline Resources Corporation 2015 Stock and Incentive Plan, as amended from time to time.
(y) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.
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(z) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
(aa) "Rule 16b‑3" shall mean Rule 16b‑3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.
(bb)  "Section 409A" shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.
(cc) "Securities Act" shall mean the Securities Act of 1933, as amended.
(dd) "Share" or "Shares" shall mean common shares $0.001 par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).
(ee) "Specified Employee" shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.
(ff) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.
Section 3. Administration
(a) Power and Authority of the Committee. The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take
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any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non‑U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non‑United States jurisdictions.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
(b) Delegation.  The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of applicable exchange rules or applicable corporate law.
(c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b‑3); and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate
(d) Indemnification.  To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations.  The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person's position with the Company.
(e) General.  Notwithstanding the foregoing, if and for so long as the Company is listed on the TSX Venture Exchange, the provisions of this Plan and the grant of Awards shall be subject to the policies and (if and as applicable) approval of the TSX Venture Exchange.
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Section 4. Shares Available for Awards
(a) Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal:
(i)	8,000,000 Shares, of which no greater than 7,000,000 Shares may be issued pursuant to the exercise of Options.

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below.
(b) Counting Shares.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares or if an Award is a Full Value Award, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.
(i)
Shares Added Back to Reserve.  Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation on Full Value Awards or Shares covered by an Award that are settled in cash, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)
Shares Not Added Back to Reserve.  Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a "net exercise" pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

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(iv)
Substitute Awards Relating to Acquired Entities.  Shares issued under Awards granted in in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c) Adjustments.In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split‑up, spin‑off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.  Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.
(d) Award Limitations Under the Plan.  The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder‑approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.
(i)
Limitation Awards Granted to Non-Employee Directors.  No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate 500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.  The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

(ii)
The aggregate number of Options granted to any one Person (and Companies wholly owned by that Person) in a 12 month period must not exceed 5% of the issued shares of the Company, calculated on the date an option is granted to the Person (unless the Company has obtained the requisite disinterested Shareholder approval).

(iii)
The aggregate number of options granted to any one Consultant in a 12 month period must not exceed 2% of the issued shares of the Company, calculated at the date an option is granted to the Consultant.

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(iv)
The aggregate number of options granted to all Persons retained to provide Investor Relations Activities must not exceed 2% of the issued shares of the Company in any 12 month period, calculated at the date an option is granted to any such Person.

Section 5. Eligibility
Any Eligible Person shall be eligible to be designated as a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full‑time or part‑time employees (which term as used herein includes, without limitation, officers and Directors, and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.  For Options granted to Employees, Consultants or Management Company Employees, the Company and the Optionee are responsible for ensuring and confirming that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be.
Section 6. Awards
(a) Options.  The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.  Disinterested Shareholder approval will be obtained for any reduction in the exercise price if the Optionee is an Insider of the Company at the time of the proposed amendment.

(ii)
Option Term.  The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.  Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by a Participant due to a "black-out period" formally implemented by the Company reflecting the

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existence of bona fide material undisclosed information of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than ten (10) days following the end of the black-out period, which black-out period must expire on the day following dissemination of a news release disclosing the applicable material information.  If a provision is included that the Participant's heirs or administrators can exercise any portion of the outstanding Option in accordance with section Section 6(g)(iv), the period in which they can do so must not exceed one year from the Participant's death.  Any options granted to any Participant who is a Director, Employee, Consultant or Management Company Employee must expire within a reasonable period following the date the Participant ceases to be in that role, which period may not exceed 12 months.

(iii)
Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The exercise price of an Option must be paid in cash by way of certified cheque, wire transfer or bank draft.

(iv)
Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 7,000,000 Shares.

(B)
The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(C)
All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(D)
Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates,

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such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)
The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)
Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b) Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.  Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options).  The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.
(c) Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with

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respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.  Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)
Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book‑entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book‑entry registration) to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)
Forfeiture.  Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d) Performance Awards.  The Committee is hereby authorized to grant to Eligible Persons Performance Awards under the Plan that (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.
(e) Dividend Equivalents.  The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments
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(in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.  Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.
(f) Other Stock-Based Awards.  The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.  The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement.  No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature.
(g) General.
(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)
Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)
Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or

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crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)
Limits on Transfer of Awards.  Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be assignable or transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.  Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with the rules of Form S-8.  The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death.

(v)
Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions.  The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)
Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company's stockholders, seek to effect any re-pricing of any previously granted, "underwater" Option or Stock Appreciation Right by:  (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities.  An Option or Stock Appreciation Right will be

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deemed to be "underwater" at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.  Disinterested Shareholder approval will be obtained for any reduction in the exercise price if the Optionee is an Insider of the Company at the time of the proposed amendment.

(vii)
Section 409A Provisions.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes "deferred compensation" to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant's disability or "separation from service" (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short‑term deferral exemption or otherwise.  Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee's separation from service (or if earlier, upon the Specified Employee's death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short‑term deferral exemption or otherwise.

(viii)
Acceleration of Vesting or Exercisability.  No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7. Amendment and Termination; Corrections
(a) Amendments to the Plan and Awards.  The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof.  Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations
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and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange.  For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:
(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)
amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)
make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A, and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:
(i)	require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the TSX Venture Exchange or any other securities exchange that are applicable to the Company;

(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)	increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan;

(iv)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(vi) of the Plan;

(v)
permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

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(vi)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

(b) Corporate Transactions.  In the event of any reorganization, merger, consolidation, split‑up, spin‑off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:
(i)
either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant's rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant's rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)
that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)
that, subject to Section 6(g)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c) Correction of Defects, Omissions and Inconsistencies.

The Committee may, without prior approval of the stockholders of the Company,  correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

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Section 8. Income Tax Withholding
In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.
Section 9. General Provisions
(a) No Rights to Awards.  No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
(b) Award Agreements.  No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company.  An Award Agreement need not be signed by a representative of the Company unless required by the Committee.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(c) Plan Provisions Control.  In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
(d) No Rights of Stockholders.  Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.
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(e) No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.
(f) No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause, in accordance with applicable law.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.  Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate.  Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.  By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.
(g) Governing Law.  The internal law, and not the law of conflicts, of the State of Idaho shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
(h) Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
(i) No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(j) Other Benefits.  No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.
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(k) No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.
(l) Headings.  Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 10. Clawback or Recoupment
All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.
Section 11. Effective Date of the Plan
The Plan was adopted by the Board on [DATE], 2018.  The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on [DATE], 2018, and the Plan shall be effective as of the date of such shareholder approval.  On and after stockholder approval of the Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Plan.
Section 12. Term of the Plan
No Award shall be granted under the Plan, and the Plan shall terminate, on [DATE], 2028 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

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